UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020 (April 3, 2020)

Goldman Sachs Private Middle Market

Credit LLC

(Exact name of registrant as specified in charter)

Delaware	000-55660	81-3233378
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)
200 West Street, New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⬜Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⬜Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⬜Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

⬜Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On April 3, 2020 Goldman Sachs Private Middle Market Credit SPV LLC ("SPV"), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit LLC (the "Company"), entered into the third amendment (the "Amendment") to its senior secured revolving credit facility (the "Revolving Credit Facility") among SPV, as borrower, the Company, as portfolio manager, State Street Bank and Trust Company, as collateral agent, collateral administrator, securities intermediary and bank, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent, pursuant to which, among other things, (i) the scheduled termination date was extended for one year to November 21, 2022, (ii) the minimum concentration limit for Senior Secured Loans (as defined in the Revolving Credit Facility) (including first-lien unitranche assets) was increased from 40% to 55%,

(iii)the maximum concentration limit for Second Lien Loans (as defined in the Revolving Credit Facility) (including second-lien unitranche assets) was decreased from 60% to 45%, (iv) the maximum concentration limit for Specified Investments (as defined in the Revolving Credit Facility) was increased from 17.5% to 25%, until April 3, 2021, and to 20% thereafter and (v) the maximum concentration limit for each of Healthcare and Software is 25% on an individual basis (regardless of the concentration of the other).

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
Number

10.1 Third Amendment to Loan and Security Agreement, dated as of April 3, 2020, among Goldman Sachs Private Middle Market Credit SPV LLC, as borrower, Goldman Sachs Private Middle Market Credit LLC, as portfolio manager, State Street Bank and Trust Company, in its capacities as collateral agent, collateral administrator, securities intermediary and bank, and JPMorgan Chase Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Middle Market Credit LLC
Date: April 8, 2020	By: /s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer